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                                                        EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Data Race, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                             /s/ KPMG LLP







San Antonio, Texas
July 24, 2001